GOING CONCERN	12 Months Ended
Dec. 31, 2020
GOING CONCERN
GOING CONCERN

2. GOING CONCERN

Liquidity and Capital Resources

As of December 31, 2020, the Group’s consolidated current liabilities exceeded its consolidated current assets by RMB 219,466. With certain non-cash payment adjustments excluded from the current liabilities, the gap between the current liabilities and current assets has been significantly reduced. The Group’s consolidated net assets were amounting to RMB 141,154 as of December 31, 2020. There are no liquidity concerns noted in the next 12 months.

The Group’s principal sources of liquidity have been cash provided by operating activities. The Group had net cash provided by operating activities of RMB 4,812  and RMB 25,445 for the years ended December 31, 2020 and 2018 respectively, and net cash used in operating activities of RMB 10,210 for the year of 2019. The cash inflow in 2020 was mainly attributable to the tuition and fees collected at K-12 schools for the fall semester of the 2020-2021 academic year, and less cash expenditures in operating activities to mitigate the impact of COVID-19. As of December 31, 2020, the Group had RMB 118,821 in unrestricted cash and cash equivalents, RMB 117,854 in short term investments, available for sale, and RMB 45,000 in short term investments, held to maturity.

The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to achieve a net income position for the foreseeable future. If management is not able to increase revenue and/or manage cost and operating expenses in line with revenue forecasts, the Company may not be able to achieve profitability.

From the beginning of 2020, in response to the global spread of COVID-19, businesses and schools in China have been suspended since the end of January 2020 as part of quarantine measures to contain the pandemic. Our K-12 schools, tutoring centers and training offices in China have been closed since then. As China eradicated the pandemic within months, our K-12 schools have gradually returned to operation from May 2020, and all of our tutoring centers and training offices went into full business operation from August 2020. Bay State College and NewSchool in U.S. have moved all courses online, including certain classes in a hybrid model (online and on campus together), in response to social distancing needs and precautionary measures. Yet the pandemic continues to be fluid and uncertain, making it difficult to forecast the final impact it could have on our future operations. The pandemic may adversely affect our liquidity resources, including but not limited to delayed collection of tuition and fees.

Conclusion

The Group believes that available cash and cash equivalents, short term investments, available for sale and short term investments, held to maturity, cash provided by operating activities, together with cash available from the activities mentioned above, should enable the Group to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, initiating additional public offerings, curtailing the Group’s business development activities, suspending the pursuit of its business plan, obtaining credit facilities, controlling overhead expenses and seeking to further dispose of non-core assets. Management cannot provide any assurance that the Group will raise additional capital if needed.